Quarterly Financial Data (unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information [Text Block]

Note 13

Quarterly Financial Data (unaudited)

The following is a summary of quarterly results of operations for the year ended December 31, 2011. Income per share for the four quarters in 2011 is non-additive in comparison to income per share for the year ended December 31, 2011 due to the timing and size of the Company’s Unit issuances.

2011 (in thousands except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$893	$6,631	$14,387	$20,180
Net loss	$(2,390)	$(1,179)	$(473)	$(1,092)
Basic and diluted net income per common share	$(0.23)	$(0.04)	$(0.01)	$(0.03)
Distributions declared and paid per common share	$0.138	$0.206	$0.206	$0.206